Property and Equipment	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
Property and Equipment

Note 5—Property and Equipment

Property and equipment consists of the following (in thousands):

	As of December 31,
	2020	2019
Land	$—	$782
Building and residential properties	—	1,168
Software	—	2,607
Equipment	234	1,697
Furniture and fixtures	—	305
Building and leasehold improvements	—	1,241
Property and equipment	234	7,800
Less: accumulated depreciation	(230)	(6,418)
Property and equipment, net	$4	$1,382

On October 1, 2020, we sold the real property and improvements located at 1612 E. Cape Coral Parkway, Cape Coral, Florida for $2.5 million to Daniel Thom, as Trustee of Torstonbo Trust, a Florida revocable trust. The $1.54 million gain from the sale of the building is included in other income in the Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2020. The Property served as our headquarters until its sale date.

On December 8, 2020, we transferred our residential properties to the joint administrators of LEA UK (see “Litigation” on Note 15 “Commitments and Contingencies”) as payment of intercompany debts. The transferred value of the properties was £291 thousand ($363 thousand). We recorded a gain of £96 thousand ($126 thousand) in other income in the Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2020.

In addition to the sale of our headquarters and the disposal of our residential properties, during the year ended December 31, 2020, we disposed of all of our fully depreciated other property and equipment, and fully amortized software and other intangibles.

Depreciation expense on property and equipment in each of the years ended December 31, 2020 and 2019 was approximately $0.1 million.